Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”), dated as of September 6, 2023, is entered into by and among CORPORATE OFFICE PROPERTIES, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), CORPORATE OFFICE PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Parent” and, together with the Borrower, each a “Loan Party” and, collectively, the “Loan Parties”), the Lenders from time to time party hereto and KEYBANK NATIONAL ASSOCIATION (the “Administrative Agent”), as administrative agent for the Lenders.

RECITALS

A.            Reference is made to that certain Credit Agreement, dated as of October 26, 2022, by and among the Borrower, the Parent, the Lenders, and the Administrative Agent, with KEYBANC CAPITAL MARKETS, INC., and PNC CAPITAL MARKETS LLC, as Joint Book Runners, KEYBANC CAPITAL MARKETS, INC., PNC CAPITAL MARKETS LLC, TD BANK NATIONAL ASSOCIATION, and M&T BANK, a New York banking corporation, as Joint Lead Arrangers, PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent, and each of M&T BANK, a New York banking corporation and TD BANK NATIONAL ASSOCIATION, as a Co-Documentation Agent (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.

B.            The Loan Parties have requested that the Lenders amend the Credit Agreement on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AmendmentS to CREDIT AGREEMENT

1.1            Section 10.1 of the Credit Agreement is hereby amended by amending and restating subsection (e)(ii) in its entirety as follows (the modifications to such Section indicated textually as bold and double-underlined text):

(ii) (x) the maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness or (y) any Material Indebtedness shall have been required to be prepaid, repurchased, redeemed or defeased prior to the stated maturity thereof, in each case, other than any event that permits conversion, or any conversion, of convertible or exchangeable Indebtedness in accordance with its terms, whether into common stock of the Parent (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent), cash or a combination thereof;

1.2            Section 10.1 of the Credit Agreement is hereby amended by amending and restating subsection (e)(iii) in its entirety as follows (the modifications to such Section indicated textually as bold and double-underlined text):

(iii) any other event shall have occurred and be continuing with respect to any Material Indebtedness and as a result, the holder or holders of Material Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, is permitted to accelerate the maturity of any such Material Indebtedness or require any such Material Indebtedness to be prepaid or repurchased prior to its stated maturity, other than any event that permits conversion, or any conversion, of convertible or exchangeable Indebtedness in accordance with its terms, whether into common stock of the Parent (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent), cash or a combination thereof; or

conditions OF EFFECTIVENESS

1.3            The amendment set forth in ARTICLE I shall become effective as of the date when, and only when, the Administrative Agent shall have received an executed counterpart of this Amendment from the Borrower and Lenders constituting Requisite Lenders.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1            To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Parent and the Borrower represent and warrant on and as of the date hereof that: (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by each of the Parent and the Borrower and constitutes each such Loan Party’s respective legal, valid and binding obligations, enforceable in accordance with its terms, except to the extent that enforceability of this Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally, (iii) no consent, approval, exemption, order or authorization of, or a registration or filing with, any governmental body, agency or official or any other Person is required by any applicable law or any agreement as a condition to the execution, delivery and carrying out of this Amendment by the Loan Parties, (iv) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects (or if qualified by materiality or material adverse effect or material adverse change, in all respects), (v) both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (vi) the Obligations are not reduced by this Amendment and are not subject to any offsets, defenses or counterclaims.

ARTICLE III

ACKNOWLEDGEMENT AND conFIRMATION

3.1            Each Loan Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms, as modified hereby, and shall not be discharged, diminished, limited or otherwise affected in any respect.

ARTICLE IV

MISCELLANEOUS

4.1            Governing Law. This Amendment SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

4.2            Loan Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and the other Loan Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.3            Expenses. The Borrower shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.

4.4            Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

4.5            Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

4.6            Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

4.7            Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic format with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. The words “executed,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

CORPORATE OFFICE PROPERTIES, L.P.

By: Corporate Office Properties Trust, its sole general partner

By:	/s/ Anthony Mifsud
Anthony Mifsud, Executive Vice President & CFO

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Anthony Mifsud
Anthony Mifsud, Executive Vice President & CFO

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, as a Lender and as Swingline Lender

By:	/s/ Timothy Sylvain
Name: Timothy Sylvain
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

M&T Bank, a New York banking corporation as a Lender

By:	/s/ Christian J. Beach
Name: Christian J. Beach
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shari L. Reams-Henofer
Name: Shari L. Reams-Henofer
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

TD Bank, n.a., as a Lender

By:	/s/ Brian DelGreco
Name: Brian DelGreco
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brendan Magrady
Name: Brendan Magrady
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT